LEEB FOCUS FUND

Supplement to Prospectus dated November 30, 2007

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Effective as of January 31, 2008, the Leeb Focus Fund (the “Fund”) will no longer offer Retail Class shares for sale to the public. The Fund will offer Institutional Class shares only.

Retail Class shares on the Fund’s books as of January 31, 2008 will be exchanged for Institutional Class shares. Institutional Class shares of the Fund are not subject to 12b-1 fees and, as a result, have a lower expense ratio. Shareholders may refer to the Institutional Class’ fee structure as set forth on page 7 of the Prospectus for information about applicable fees and expenses, subject to the following change: beginning as of January 31, 2008, the Fund will impose an early redemption fee of 2.00% on all Institutional Class shares redeemed within 60 calendar days of purchase. Shareholders are directed to the section “Fund Policy on Market Timing” on page 12 of the Prospectus for more details about how the early redemption fee will be determined.

In addition, beginning as of January 31, 2008, the Fund will lower the minimum investment amounts for the Institutional Class as follows: initial investments will be subject to a minimum of $2,500 ($1,000 for retirement accounts), and $250 for subsequent investments.

All Institutional Class shares shall be described as shares of the Fund, and will have no class designation.

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This Supplement, and the Prospectus dated November 30, 2007, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated November 30, 2007, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-866-400-5332.

This Supplement is dated January 18, 2008

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LEEB FOCUS FUND

Supplement to Statement of Additional Information dated November 30, 2007

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Effective as of January 31, 2008, the Leeb Focus Fund (the “Fund”) will no longer offer Retail Class shares for sale to the public. The Fund will offer Institutional Class shares only, which shall be described merely as shares of the Fund with no class designation.

Supplement effective January 18, 2008

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